SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 20, 2006
Triad Automobile Receivables Trust 2006-C

(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC

(Depositor with respect to Securities)
Triad Financial Corporation

(Sponsor with respect to Securities)

Delaware	333-132215-02	32-6050693

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number

Mike L. Wilhelms c/o Triad Financial Special Purpose LLC 7711 Center Avenue Huntington Beach, California		92647

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On October 16, 2006, Citibank, N.A. (the “Indenture Trustee”) filed with the Commission pursuant to Rule 305(b)(2) of the Trust Indenture Act of 1939, as amended, a statement of eligibility of the Indenture Trustee on Form T-1. The statement of eligibility of the Indenture Trustee is being revised to update the address of the principal executive offices of the Indenture Trustee and financial information with respect to the Indenture Trustee. Such revised statement of eligibility of the Indenture Trustee is attached hereto as Exhibit 25.1.
Item 9.01. Exhibits
     25.1 Statement of Eligibility of the Indenture Trustee for the Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

Dated: December 20, 2006

EXHIBIT INDEX

Exhibit No.	Description
25.1	Statement of Eligibility of the Indenture Trustee for the Notes.